UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 2, 2016
DATE OF EARLIEST EVENT REPORTED: February 29, 2016

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 29, 2016, PEDEVCO Corp. (the “Company”, “we”, “us” or “PEDEVCO”) entered into an Amendment No. 1 to Agreement and Plan of Merger and Reorganization (the “Amendment”) with White Hawk Energy, LLC, a wholly-owned subsidiary of the Company (“White Hawk”), and GOM Holdings, LLC (“GOM”), which amends that certain Agreement and Plan of Merger and Reorganization entered into by and among the Company, White Hawk and GOM on December 29, 2015 (the “GOM Merger Agreement”).  In order to provide GOM additional time to meet certain closing conditions contemplated by the GOM Merger Agreement, the parties entered into the Amendment to extend the deadline for closing the merger and the date after which either party could terminate the GOM Merger Agreement if the merger had not yet been consummated, from February 29, 2016 to no later than April 15, 2016.

The GOM Merger Agreement and transactions contemplated thereunder are discussed in greater detail in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 30, 2015.

The Company and GOM continue to move forward with the transactions contemplated by the GOM Merger Agreement, as amended, provided that because the closing of the transactions contemplated by the GOM Merger Agreement is subject to various closing conditions, described in greater detail in the December 30, 2015, Form 8-K, no assurance can be made that the transactions contemplated by the GOM Merger Agreement, as amended, will be completed.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 2.1 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

2.1*	Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated as of February 29, 2016, by and among PEDEVCO Corp., White Hawk Energy, LLC, and GOM Holdings, LLC

* Filed herewith.

Important Information

In connection with the proposed business combination between PEDEVCO Corp. (“PEDEVCO”) and GOM Holdings, LLC (“GOM”), PEDEVCO currently intends to file a proxy statement with the SEC to seek shareholder approval for the issuance of shares of common stock issuable pursuant to the merger and upon conversion of certain convertible preferred stock issued in connection therewith (the “Shareholder Approval”). This communication is not a substitute for any proxy statement or other document PEDEVCO may file with the SEC in connection with the Shareholder Approval. Prospective investors are urged to read the proxy statement when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PEDEVCO. Prospective investors may obtain free copies of the proxy statement, when filed, as well as other filings containing information about PEDEVCO, without charge, at the SEC’s website (www.sec.gov). Copies of PEDEVCO’s SEC filings may also be obtained from PEDEVCO without charge at PEDEVCO’s website (www.pacificenergydevelopment.com) or by directing a request to PEDEVCO at (855) 733-3826.

Participants in Solicitation

PEDEVCO and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the Shareholder Approval. Information regarding PEDEVCO’s directors and executive officers is available in PEDEVCO’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 31, 2015 and PEDEVCO Corp.’s definitive proxy statement on Schedule 14A, filed with the SEC on August 25, 2015. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC by PEDEVCO in connection with the Shareholder Approval and in other relevant documents filed by PEDEVCO with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between PEDEVCO and GOM are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PEDEVCO and GOM, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PEDEVCO’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•  termination of the proposed combination by either party subject to the terms of the Agreement and Plan of Merger and Reorganization;

•  failure to obtain the approval of members of GOM in connection with the proposed transaction or the approval of the shareholders of PEDEVCO for the Shareholder Approval;

•  the failure to consummate or delay in consummating the proposed transaction for other reasons;

•  the timing to consummate the proposed transaction;

•  the risk that a condition to closing of the proposed transaction may not be satisfied;

•  the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•  PEDEVCO’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•  the ability of PEDEVCO to effectively integrate GOM’s operations; and

•  the diversion of management time on transaction-related issues.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chairman and Chief Executive Officer

Date:  March 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated as of February 29, 2016, by and among PEDEVCO Corp., White Hawk Energy, LLC, and GOM Holdings, LLC

* Filed herewith.